UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 26, 2017

ASTORIA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-11967	11-3170868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

ONE ASTORIA BANK PLAZA, LAKE SUCCESS, NEW YORK 11042-1085

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 327-3000

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Astoria Financial Corporation (NYSE: AF) (“Astoria” or the “Company”), the holding company for Astoria Bank, today announced that its Board of Directors established November 21, 2017 as the new date for the 2017 Annual Meeting of Shareholders (the “2017 Annual Meeting”), and set September 29, 2017 as the new voting record date. Astoria had previously announced that the date of the Annual Meeting would be September 27, 2017.

The 2017 Annual Meeting has been further delayed due to Astoria’s pending merger with Sterling Bancorp, a Delaware corporation (“Sterling”), pursuant to which Astoria will merge with and into Sterling, with Sterling as the surviving corporation (the “Sterling Merger”). The Sterling Merger remains subject to customary closing conditions and required regulatory approvals. If the required regulatory approvals for the Sterling Merger are received prior to November 21, 2017, the 2017 Annual Meeting may not be held.

Because the date of the 2017 Annual Meeting has been changed by more than 30 days from the previously announced date of September 27, 2017, the Company has set a new deadline for the receipt of any shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), for inclusion in the Company’s proxy statement and proxy card relating to the 2017 Annual Meeting. Any such shareholder proposal must be submitted in writing and received by the Secretary of Astoria at One Astoria Bank Plaza, Lake Success, New York 11042 no later than 5:00pm on August 9, 2017, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Any such proposal will be subject to Rule 14a-8, and nothing in this paragraph shall be deemed to require Astoria to include in its proxy statement and proxy card for the 2017 Annual Meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time such proposal is received.

In addition, in accordance with the advance notice procedures set forth in the Company’s Bylaws, shareholders who wish to bring business before the 2017 Annual Meeting outside of Rule 14a-8 or to nominate a person for election as a director must ensure that written notice of such proposal is received by the Company’s Secretary at One Astoria Bank Plaza, Lake Success, New York 11042 no later than 5:00pm on August 9, 2017. Any such proposal must set forth the information specified in, and comply with all other requirements of, the Company’s Bylaws in order to be brought before the 2017 Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTORIA FINANCIAL CORPORATION

	By:	/s/ Theodore S. Ayvas
Theodore S. Ayvas
Vice President and Director
of Investor Relations

Dated: July 27, 2017